EXHIBIT 12.(b)

THE NOTTINGHAM INVESTMENT TRUST II

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the semi-annual report (the “Report”) of each of the funds of The Nottingham Investment Trust II (the “Funds”) on Form N-CSR for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Keith A. Lee, Principal Executive Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

November 28, 2011
	By:	/s/ Keith A. Lee
Keith A. Lee
Trustee, President and Principal Executive Officer, The Nottingham Investment Trust II

       A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

THE NOTTINGHAM INVESTMENT TRUST II

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the semi-annual reports (the “Report”) of each of the funds of The Nottingham Investment Trust II (the “Funds”) on Form N-CSR for the period ended September 30, 2011, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Cecil E. Flamer, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

November 28, 2011
	By:	/s/ Cecil E. Flamer
Cecil E. Flamer
Treasurer and Principal Financial Officer, The Nottingham Investment Trust II

       A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.